UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2025

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Adams Street, Suite 1850 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
4.95% Notes due 2028	OFSSH	The Nasdaq Global Select Market
7.50% Notes due 2028	OFSSO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Amendment to Revolving Credit Facility
On November 20, 2025, OFSCC-FS, LLC (the “Borrower”), an indirect wholly owned subsidiary of OFS Capital Corporation (the “Company”), executed an amendment (the “Amendment”) to its revolving credit and security agreement (the “Revolving Credit and Security Agreement”) with the lenders from time to time party thereto, BNP Paribas, as administrative agent (the “Administrative Agent”), OFSCC-FS Holdings, LLC, as equityholder (the “Equityholder”), and the Company, as servicer. The Revolving Credit and Security Agreement provides for borrowings in an aggregate principal amount up to $80,000,000 (the “BNP Credit Facility”).
The Amendment, among other things: (i) amends and restates the definition of “Portfolio Advance Rate Adjustment” to reflect updated percentages based on the Diversity Score, with different tables applicable across the following periods: (A) from the Closing Date to but excluding the effective date of the Amendment; (B) from the effective date of the Amendment to and including December 15, 2025; and (C) after December 15, 2025; (ii) permits the Borrower to purchase additional Collateral Loans during and after the Reinvestment Period, subject to certain conditions; and (iii) permits the Equityholder, with the consent of the Administrative Agent, to contribute certain Eligible Collateral Loans to the Borrower.
Capitalized terms used but not otherwise defined in this Item 1.01 have the meanings given to them in the Revolving Credit and Security Agreement.
The foregoing description of the Amendment is not complete and is qualified in its entirety by the full text of such amendment, which is filed as an exhibit to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibit.

Exhibit No.	Description
10.1
Fifth Amendment to the Revolving Credit and Security Agreement by and among OFSCC-FS, LLC, as borrower, the lenders from time to time party thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings, LLC, as equityholder, and OFS Capital Corporation, as servicer, dated November 20, 2025

* * * * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Date: November 20, 2025	By:	/s/ Bilal Rashid
Chief Executive Officer